
<ARTICLE> 5
<LEGEND>
     The consolidated financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations.
</LEGEND>
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                          APR-30-1995
<PERIOD-START>                             MAY-01-1994
<PERIOD-END>                               JAN-31-1995
<CASH>                                             409
<SECURITIES>                                         0
<RECEIVABLES>                                      169
<ALLOWANCES>                                         0
<INVENTORY>                                          0
<CURRENT-ASSETS>                                   578
<PP&E>                                               0
<DEPRECIATION>                                       0
<TOTAL-ASSETS>                                     578
<CURRENT-LIABILITIES>                               72
<BONDS>                                              0
<COMMON>                                           230
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<OTHER-SE>                                       (230)
<TOTAL-LIABILITY-AND-EQUITY>                       578
<SALES>                                              0
<TOTAL-REVENUES>                                     0
<CGS>                                                0
<TOTAL-COSTS>                                        0
<OTHER-EXPENSES>                                   250
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                                  (232)
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                              (232)
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                     (232)
<EPS-PRIMARY>                                    (.01)
<EPS-DILUTED>                                    (.01)

